Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Hash Labs Inc., a Nevada corporation (the “Company”). The Company is conducting a private placement (the “Offering”) for an amount of $1,000,000, consisting of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $0.33 (the “Purchase Price”) per such share for an aggregate of 3,030,303 shares (each a “Share” and collectively, the “Shares”).

IMPORTANT INVESTOR NOTICES

NO OFFERING LITERATURE OR ADVERTISEMENT IN ANY FORM MAY BE RELIED UPON IN THE OFFERING OF THE SHARES EXCEPT FOR THIS SUBSCRIPTION AGREEMENT AND ANY SUPPLEMENTS HERETO (THE “AGREEMENT”), AND NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS EXCEPT THOSE CONTAINED HEREIN.

THIS AGREEMENT IS CONFIDENTIAL AND THE CONTENTS HEREOF MAY NOT BE REPRODUCED, DISTRIBUTED OR DIVULGED BY OR TO ANY PERSONS OTHER THAN THE RECIPIENT OR ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT ACKNOWLEDGES AND AGREES TO THE FOREGOING RESTRICTIONS.

THIS AGREEMENT DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT YOU MAY DESIRE IN EVALUATING THE COMPANY, OR AN INVESTMENT IN THE OFFERING. THIS AGREEMENT DOES NOT CONTAIN ALL OF THE INFORMATION THAT WOULD NORMALLY APPEAR IN A PROSPECTUS FOR AN OFFERING REGISTERED UNDER THE SECURITIES ACT. YOU MUST CONDUCT AND RELY ON YOUR OWN EVALUATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN DECIDING WHETHER TO INVEST IN THE OFFERING.

THIS AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION OF AN OFFER TO ANY PERSON OR IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION IS UNLAWFUL OR NOT AUTHORIZED. EACH PERSON WHO ACCEPTS DELIVERY OF THIS AGREEMENT AGREES TO RETURN IT AND ALL RELATED DOCUMENTS IF SUCH PERSON DOES NOT PURCHASE ANY OF THE SHARES DESCRIBED HEREIN.

NEITHER THE DELIVERY OF THIS AGREEMENT AT ANY TIME NOR ANY SALE OF SHARES HEREUNDER SHALL IMPLY THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE. THE COMPANY WILL EXTEND TO EACH PROSPECTIVE INVESTOR (AND TO ITS REPRESENTATIVE, ACCOUNTANT OR LEGAL COUNSEL, IF ANY) THE OPPORTUNITY, PRIOR TO ITS PURCHASE OF SHARES, TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE OFFERING AND TO OBTAIN ADDITIONAL INFORMATION, TO THE EXTENT THE COMPANY POSSESSES THE SAME OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION SET FORTH HEREIN. ALL SUCH ADDITIONAL INFORMATION SHALL ONLY BE PROVIDED IN WRITING AND IDENTIFIED AS SUCH BY THE COMPANY THROUGH ITS DULY AUTHORIZED OFFICERS AND/OR DIRECTORS ALONE; NO ORAL INFORMATION OR INFORMATION PROVIDED BY ANY BROKER OR THIRD PARTY MAY BE RELIED UPON.

NO REPRESENTATIONS, WARRANTIES OR ASSURANCES OF ANY KIND ARE MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ECONOMIC RETURN, IF ANY, THAT MAY ACCRUE TO AN INVESTOR IN THE COMPANY.

THIS AGREEMENT CONTAINS FORWARD-LOOKING STATEMENTS REGARDING THE COMPANY’S PERFORMANCE, STRATEGY, PLANS, OBJECTIVES, EXPECTATIONS, BELIEFS AND INTENTIONS. THE OUTCOME OF THE EVENTS DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS IS SUBJECT TO SUBSTANTIAL RISKS, AND ACTUAL RESULTS COULD DIFFER MATERIALLY.

THE OFFERING PRICE OF THE SHARES HAS BEEN DETERMINED ARBITRARILY. THE PRICE OF THE SHARES DOES NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS OR BOOK VALUE OF THE COMPANY, OR TO POTENTIAL ASSETS, EARNINGS, OR BOOK VALUE OF THE COMPANY. THERE IS NO ACTIVE TRADING MARKET IN THE COMPANY’S COMMON STOCK AND THERE CAN BE NO ASSURANCE THAT AN ACTIVE TRADING MARKET IN ANY OF THE COMPANY’S SECURITIES WILL DEVELOP OR BE MAINTAINED. THE PRICE OF SHARES OF COMMON STOCK QUOTED ON THE OTC MARKETS OR TRADED ON ANY EXCHANGE MAY BE IMPACTED BY A LACK OF LIQUIDITY OR AVAILABILITY OF SUCH SHARES FOR PUBLIC SALE AND ALSO WILL NOT NECESSARILY BEAR ANY RELATIONSHIP TO THE ASSETS, EARNINGS, BOOK VALUE OR POTENTIAL PROSPECTS OF THE COMPANY OR APPLICABLE QUOTED OR TRADING PRICES THAT MAY EXIST FOLLOWING THE LAPSE OF RESTRICTIONS ON THE SHARES SOLD PURSUANT TO THE OFFERING OR OTHER RESTRICTIONS. SUCH PRICES SHOULD NOT BE CONSIDERED ACCURATE INDICATORS OF FUTURE QUOTED OR TRADING PRICES THAT MAY SUBSEQUENTLY EXIST FOLLOWING THIS OFFERING.

THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR FOR NO REASON. THE COMPANY IS NOT OBLIGATED TO NOTIFY RECIPIENTS OF THIS AGREEMENT WHETHER ALL OF THE SHARES OFFERED HEREBY HAVE BEEN SOLD.

SUBSCRIBERS MAY BE DEEMED TO BE IN POSSESSION OF MATERIAL NON-PUBLIC INFORMATION WITHIN THE MEANING OF THE UNITED STATES SECURITIES LAWS AND REGULATIONS REGARDING A PUBLIC COMPANY. THIS AGREEMENT CONTAINS CONFIDENTIAL INFORMATION CONCERNING THE COMPANY, AND HAS BEEN PREPARED SOLELY FOR USE IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN. ANY USE OF THIS INFORMATION FOR ANY PURPOSE OTHER THAN IN CONNECTION WITH THE CONSIDERATION OF AN INVESTMENT IN THE SHARES THROUGH THE OFFERING DESCRIBED HEREIN MAY SUBJECT THE USER TO CIVIL AND/OR CRIMINAL LIABILITY. THE RECIPIENT, BY ACCEPTING THIS AGREEMENT, AGREES NOT TO: (I) DISTRIBUTE OR REPRODUCE THIS AGREEMENT, IN WHOLE OR IN PART, AT ANY TIME, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY; (II) TO KEEP CONFIDENTIAL THE EXISTENCE OF THIS DOCUMENT AND THE INFORMATION CONTAINED HEREIN OR MADE AVAILABLE IN CONNECTION WITH ANY FURTHER INVESTIGATION OF THE COMPANY; AND (III) REFRAIN FROM TRADING IN THE PUBLICLY-TRADED SECURITIES OF THE COMPANY OR ANY OTHER RELEVANT COMPANY FOR SO LONG AS SUCH RECIPIENT IS IN POSSESSION OF THE MATERIAL NON-PUBLIC INFORMATION CONTAINED HEREIN. SUBSCRIBERS ARE ADVISED THAT THEY SHOULD SEEK THEIR OWN LEGAL COUNSEL PRIOR TO EFFECTUATING ANY TRANSACTIONS IN THE PUBLICLY TRADED COMPANY’S SECURITIES.

FOR RESIDENTS OF ALL STATES

THIS OFFERING IS BEING MADE SOLELY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) THEREUNDER AND REGULATION D (RULE 506) OF THE SECURITIES ACT AND CORRESPONDING PROVISIONS OF STATE SECURITIES LAWS.

THE SHARES OFFERED HEREBY ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SHARES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (“SEC”), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS AGREEMENT AS INVESTMENT, LEGAL, BUSINESS, OR TAX ADVICE. EACH INVESTOR SHOULD CONTACT HIS, HER OR ITS OWN ADVISORS REGARDING THE APPROPRIATENESS OF THIS INVESTMENT AND THE TAX CONSEQUENCES THEREOF, WHICH MAY DIFFER DEPENDING ON AN INVESTOR’S PARTICULAR FINANCIAL SITUATION. IN NO EVENT SHOULD THIS AGREEMENT BE DEEMED OR CONSIDERED TO BE TAX ADVICE PROVIDED BY THE COMPANY.

FOR FLORIDA RESIDENTS ONLY

THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER § 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH SUBSCRIBER TO THE COMPANY, AN AGENT OF THE COMPANY, OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH SUBSCRIBER, WHICHEVER OCCURS LATER.

1.            SUBSCRIPTION AND PURCHASE PRICE

(a)            Subscription. Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on page 12 hereof on the terms and conditions described herein.

(b)            Purchase of Shares. The Subscriber understands and acknowledges that the Purchase Price to be remitted to the Company in exchange for the Shares shall be set at $0.33 per Share, for an aggregate purchase price as set forth on page 12 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States Dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the wire instructions provided on Annex A. The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.             Acceptance, Offering Term and Closing Procedures

(a)             Acceptance or Rejection. Subject to full, faithful and punctual performance and discharge by the Company of all of its duties, obligations and responsibilities as set forth in this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription (collectively, the “Transaction Documents”), the Subscriber shall be legally bound to purchase the Shares pursuant to the terms and conditions set forth in this Agreement. For the avoidance of doubt, upon the occurrence of the failure by the Company to fully, faithfully and punctually perform and discharge any of its duties, obligations and responsibilities as set forth in any of the Transaction Documents, which shall have been performed or otherwise discharged prior to the Closing, the Subscriber may, on or prior to the Closing (as defined below), at its sole and absolute discretion, elect not to purchase the Shares and provide instructions to the Company to receive the full and immediate refund of the Aggregate Purchase Price. The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or part in any order at any time prior to the Closing for any reason or for no reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription. In the event the Closing does not take place because of (i) the rejection of subscription for Shares by the Company; or (ii) the election not to purchase the Shares by the Subscriber; or (iii) failure to effectuate an initial closing on or prior to __________________, 2018 (unless extended in the discretion of the Company) for any reason or no reason, this Agreement and any other Transaction Documents shall thereafter be terminated and have no force or effect, and the parties shall take all steps, to ensure that the Aggregate Purchase Price shall promptly be returned or caused to be returned to the Subscriber without interest thereon or deduction therefrom.

(b)            Closing. The closing of the purchase and sale of the Shares hereunder (the “Closing”) shall take place at the offices of Carlton Fields Jorden Burt, P.A., 100 S.E. 2nd Street, Suite 4200, Miami, Florida 33131 or such other place as determined by the Company and may take place in one of more closings. Closings shall take place on a Business Day promptly following the satisfaction of the conditions set forth in Section 7 below, as determined by the Company (the “Closing Date”). “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required to be closed. The Shares purchased by the Subscriber will be delivered by the Company promptly on the Closing Date (as defined above).

(c)            Following Acceptance or Rejection. The Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by the Company. In the event that this Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, this Agreement, the Aggregate Purchase Price received (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Agreement. If this Agreement is accepted by the Company, the Company is entitled to treat the Aggregate Purchase Price received as an interest free loan to the Company until such time as the Subscription is accepted.

(d)            Acknowledgments. The Subscriber understands that the Shares are offered by the Company without any anti-dilution or similar protections, and further understands and agrees that its signature hereto will constitute a surrender of all previous anti-dilution protection that may have been granted to it by the Company, which protective provisions will cease and be null and void upon its execution and the Company’s acceptance of this Agreement.

3.             LOCK-Up

(a)           Lock-Up. In order to facilitate the consummation of the transaction contemplated herein, the Subscriber agrees to restrict the public sale, assignment, transfer, conveyance, hypothecation or alienation of the Shares purchased pursuant to this Agreement in addition to any other shares of Common Stock held by such Subscriber (the “Lock-Up Shares”), such that the Subscriber shall not sell, assign, pledge, hypothecate, encumber, or transfer any of the Lock-Up Shares or any interest therein, until the six-month anniversary of this Agreement (the “Lock-Up”).

(b)           The Subscriber agrees that it will not engage in any short selling (as defined under Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended) of the Lock-Up Shares during the Lock-Up.

(c)           The Subscriber, upon receipt of the prior written consent of the Company, may transfer Lock-Up Shares during the Lock-Up only if such transferee executes and delivers a copy of this Agreement.

(d)           Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive any of the conditions or restrictions contained herein if such waiver would be in the best interests of the Company. Unless otherwise agreed to by the Subscribers who executed this Agreement, all such waivers shall be pro rata, as to all of the Subscribers who executed this Agreement whose Lock-Up Shares can, at the time of any such waiver, be publicly sold in accordance with the Securities Act, or Rule 144 promulgated thereunder by the SEC or otherwise.

(e)           Lock-Up Termination. Other than a merger with a subsidiary, the Lock-Up shall terminate in the event of: (a) a completed tender offer to purchase all or substantially all of the Company’s issued and outstanding securities; or (b) a merger, consolidation or other reorganization of the Company with or into an unaffiliated entity; which results in (c) declaration of effectiveness the filing of a registration statement with the SEC by the reorganized Company registering the offering of an amount equal to at least twenty percent (20%) of the then-issued and outstanding common stock (pre-offering). Any termination of the Lock-Up shall not otherwise modify or alter the terms of this Agreement.

(f)            Except as otherwise provided in this Agreement or any other agreements between the parties, the Subscriber shall be entitled to its respective beneficial rights of ownership of the Shares, including the right to vote the Shares for any and all purposes.

(g)           The resale restrictions on the Lock-Up Shares set forth in this Section 3 shall be in addition to all other restrictions on transfer imposed by this Agreement, as well as applicable United States and state securities laws, rules and regulations.

4.             THE SUBSCRIBER’s Representations, Warranties AND cOVENANTS

The Subscriber hereby acknowledges, agrees with and represents, warrants and covenants to the Company, as follows:

(a)            The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized by all the necessary corporate actions, and no other acts or proceedings on the part of the Subscriber are necessary to authorize the execution, delivery or performance by the Subscriber of this Agreement, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors, and except as enforceability of the obligations hereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)            The Subscriber acknowledges its understanding that the Offering and sale of the Shares is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”). In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)              The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)             The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)            The Subscriber is acquiring the Shares solely for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares.

(iv)            The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(v)             The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Shares. If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Shares.

(vi)           The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber or its agents (including that which is attached hereto forming Composite Annex B, attached hereto), has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)            The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to the legal, tax, economic and related considerations involved in this investment. The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)            The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Shares, and fully understands that the Shares are a speculative investment that involves a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks as described on Annex C, attached hereto.

(e)            The Subscriber will not sell or otherwise transfer any Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber understands that any sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Agreement.

(f)             No oral or written representations or warranties have been made, or information furnished, to the Subscriber or its Advisors, if any, by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries in connection with the Offering, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.

(g)            The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Shares will not cause such overall commitment to become excessive.

(h)            The Subscriber understands and agrees that the certificates for the Shares shall bear substantially the following legend until (i) such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel acceptable to the Subscriber, such Shares may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SHARES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE IS SUBJECT TO THE TERMS OF THE LOCK-UP PROVISIONS OF THE SUBSCRIPTION AGREEMENT ENTERED INTO BY THE SHAREHOLDER AND THE COMPANY.”

(i)             Neither the SEC nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Shares.

(j)             The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering, the Shares, and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)            (i)            In making the decision to invest in the Shares the Subscriber has relied solely upon the information provided by the Company in the Transaction Documents. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Shares hereunder. The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Shares other than the Transaction Documents.

(ii)             The Subscriber represents and warrants that: (i) the Subscriber was contacted regarding the sale of the Shares by the Company (or an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) no Shares were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising; or (C) observe any website or filing of the Company with the SEC in which any offering of securities by the Company was described and as a result learned of any offering of securities by the Company.

(l)              The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)            The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)            The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber were prepared by the management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)            No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)            (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)            This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason or for no reason.

(r)             The Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein.

(s)             The Subscriber is, and on each date on which the Subscriber continues to own restricted Shares from the Offering will be, an “Accredited Investor” as defined in Rule 501(a) under the Securities Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with a net worth in excess of $1,000,000 (excluding such person’s principal residence) or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)             The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(u)            The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings (as defined below), and all “Risk Factors” and “Forward Looking Statements” disclaimers contained therein. In addition, the Subscriber has reviewed and acknowledges it has such knowledge, sophistication, and experience in securities matters.

5.             The Company’s Representations, Warranties and Covenants

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)            Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada. The Company is duly qualified to do business, and is in good standing in the states required due to (a) the ownership or lease of real or personal property for use in the operation of the Company’s business or (b) the nature of the business conducted by the Company. The Company has all requisite power, right and authority to own, operate and lease its properties and assets, to carry on its business as now conducted, to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and to carry out the transactions contemplated hereby and thereby. All actions on the part of the Company and its officers and directors necessary for the authorization, execution, delivery and performance of this Agreement and the other Transaction Documents, the consummation of the transactions contemplated hereby and thereby, and the performance of all of the Company’s obligations under this Agreement and the other Transaction Documents have been taken or will be taken prior to the Closing. This Agreement has been, and the other Transaction Documents to which the Company is a party on the Closing will be, duly executed and delivered by the Company, and this Agreement is, and each of the other Transaction Documents to which it is a party on the Closing will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)            Issuance of Shares. The Shares to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)            Authorization; Enforcement. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation of the transactions contemplated hereby and thereby, will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of any law or any judgment, decree, order, regulation or rule of any court, agency or other governmental authority applicable to the Company, (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person, (c) result in a default (with or without the giving of notice or lapse of time, or both) under, acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel, any agreement, lease, note or other restriction, encumbrance, obligation or liability to which the Company is a party or by which it is bound or to which any assets of the Company are subject, (d) result in the creation of any lien or encumbrance upon the assets of the Company, or upon any Shares or other securities of the Company, (e) conflict with or result in a breach of or constitute a default under any provision of those certain articles of incorporation or those certain bylaws of the Company, or (f) invalidate or adversely affect any permit, license, authorization or status used in the conduct of the business of the Company.

(d)            Capitalization and Additional Issuances. A capitalization table setting forth the authorized and outstanding capital stock of the Company, on a fully diluted basis, as of the date of this Agreement is attached hereto as Annex D, attached hereto. Except as set forth in the Company’s public filings with the SEC (“the SEC Filings”), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described in the SEC Filings. There are no outstanding agreements or preemptive or similar rights affecting the Company’s Common Stock.

(e)            Private Placements. Assuming the accuracy of the Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Subscribers as contemplated hereby.

(f)             Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

6.            OTHER AGREEMENTS OF THE PARTIES

(a)            Securities Laws Disclosure; Publicity. The Company shall not publicly disclose the name of any Subscriber, or include the name of any Subscriber in any filing with the SEC or any regulatory agency, without the prior written consent of such Subscriber, except to the extent such disclosure is required by law.

(b)           Integration. The Company shall not, and shall use its best efforts to ensure that no affiliate of the Company shall, after the date hereof, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Subscribers.

(c)            Quotation. As long as any Subscriber owns Shares, the Company shall use best efforts to maintain its “reporting status” with the SEC.

7.             CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription:

(a)            As of the Closing, no legal action, suit or proceeding shall be pending that seeks to restrain or prohibit the transactions contemplated by this Agreement.

(b)            The representations and warranties of the Company contained in this Agreement shall have been true and correct in all material respects on the date of this Agreement and shall be true and correct as of the Closing as if made on the Closing Date.

8.             MISCELLANEOUS PROVISIONS

(a)            All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.

(b)            Each of the parties hereto shall be responsible to pay the costs and expenses of its own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)            Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)            The representations, warranties and agreement of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Shares.

(e)           Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at its primary office (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)             Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and its heirs, executors, administrators, successors, legal representatives and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)            This Agreement is not transferable or assignable by the Subscriber.

(h)            Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) the Subscribers.

(i)             This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to conflicts of law principles.

(j)             The Company and the Subscriber hereby agree that any dispute that may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in Miami, Florida, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of Florida located in Miami, Florida with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(k)            WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(l)             This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

SUBSCRIBER MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of _____ _, 2018.

x $0.33 for each Share =
Shares subscribed for		Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1.	___	Individual	7.	___	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	___	Joint Tenants with Right of Survivorship	8.	___	As a Custodian for
					Under the Uniform Gift to Minors Act of the State of

3.	___	Community Property	9.	___	Married with Separate Property
4.	___	Tenants in Common	10.	___	Keogh
5.	___	Corporation/Partnership/ Limited Liability Company	11.	___	Tenants by the Entirety
6.	___	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 13.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 14.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)		Name of Additional Subscriber

Residence: Number and Street		Address of Additional Subscriber

City, State and Zip Code		City, State and Zip Code

Social Security Number		Social Security Number

Telephone Number		Telephone Number

Fax Number (if available)		Fax Number (if available)

E-Mail (if available)		E-Mail (if available)

(Signature)		(Signature of Additional Subscriber)

ACCEPTED this ___ day of _________ 2018, on behalf of the Company.
By:
Name: Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)

Date of Incorporation or Organization:
State/Country of Principal Office:
Federal Taxpayer Identification Number (or foreign equivalent):

Office Address

City, State and Zip Code

Telephone Number

Fax Number (if available)

E-Mail (if available)

By:
Name:
Title:
[seal]

Attest:
(If Entity is a Corporation)
Address

ACCEPTED this ____ day of __________ 2018, on behalf of the Company.

By:
Name:
Title:

[SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT]

ANNEX A

Wire Instructions

HASH LABS INC.

301 YAMATO ROAD, SUITE 1240

BOCA RATON, FL 33431

WELLS FARGO BANK

ABA#121000248

ACCT # 2000050812136

SWIFT CODE #WFBIUS6S

COMPOSITE ANNEX B

Documentation Provided to Subscriber

(See Attached)

ANNEX C

RISK FACTORS

An investment in the Shares of the Company involves a high degree of risk and should be considered only by persons who can afford to lose their entire investment and who have no need for liquidity in their investment. You should carefully consider the risk factors described below, together with all of the other information contained in the Subscription Agreement and all of the annexes thereto, before you decide to invest in the Shares. The risk factors described below are not intended to be an exhaustive list of the general or specific risks involved, but to identify certain risks that we currently foresee. Additional risks and uncertainties that are not yet identified or that we currently consider to be immaterial may also materially adversely affect our business, financial condition and results of operation in the future. Any of the risks described herein could materially adversely affect the Company and result in a complete loss of your investment in the Shares. To the extent that any of the information contained in the Subscription Agreement and all of the annexes thereto constitutes forward looking statements, the risk factors set forth below are cautionary statements identifying important factors that could cause the actual results of the Company for various financial reporting periods to differ materially from those expressed in any forward-looking statements made by or on behalf of the Company.

Risks Related to the Company’s Operations

We are a recently formed company with a limited operating history, and we may not succeed.

We are a recently formed company with a limited operating history and may not succeed. We are subject to all risks inherent in a developing business enterprise. You should consider, among other factors, our prospects for success in light of the risks and uncertainties encountered by companies that, like us, are in their early stages. For example, unanticipated expenses, problems, and technical difficulties may occur and they may result in material challenges to our business. We may not be able to successfully address these risks and uncertainties or successfully implement our operating strategies. If we fail to do so, such failure could materially aversively affect our business, financial conditions and results of operation.

Product development is a long, expensive and uncertain process.

The development of the Company’s decentralized distributive ledger technology platform (“DLT”) and its gold-backed cryptocurrency (“CXAU”) will be costly, complex, and time-consuming process, and investments in product development often involve a long period of time until completed a return, if any, can be achieved on such an investment. We may face difficulties or delays in the development process of the DLT and CXAU, which could result in our inability to timely offer products or services that satisfy the market. We anticipate making significant investments in developing the DLT and CXAU, but such an investment is inherently speculative and requires substantial capital expenditures. Any unforeseen technical obstacles and challenges that we encounter in the development process could result in delays in, or the abandonment of, the development and launch of the DLT and CXAU, may substantially increase development costs, which could negatively affect our business, financial condition and results of operations.

The Company may encounter significant competition.

There are many alternative gold-backed crypto assets, distributive ledger technology platforms and blockchain based platforms, and more such alternatives are under development by our competitors. Some of our competitors have considerably more financial resources than us, and the backing of traditional large financial institutions. As a result, we may not be able to successfully compete in our market, which could result in our failure to launch the DLT and CXAU. There can be no assurances that we will be able to compete successfully in this environment.

The DLT and CXAU and any blockchain or distributive ledger technology on which the Company’s products may rely may be the target of malicious cyberattacks or may contain exploitable flaws in its underlying code, which could result in security breaches and the loss or theft of any cryptocurrencies we may launch (including the CXAU). If such attacks occur or security is compromised, this could expose us to liability and reputational harm and could seriously curtail the utilization of the DLT and CXAU, resulting in users reducing their use of the DLT or stopping using the DLT altogether.

If the CXAU are issued, and if the DLT is developed and launched, their structural foundation, the software applications and other interfaces or applications upon which they rely or that will be built upon are unproven, and there can be no assurances that the DLT and the creating, transfer or storage of the CXAU will be uninterrupted or fully secure, which could result in impermissible transfers, a complete loss a holder CXAU. The DLT may be subject to a cyberattack, software error, or other intentional or negligent act or omission that results in the CXAU being lost, destroyed, exfiltrated, or otherwise compromised. Further, the DLT and CXAU (and any technology, including blockchain technology, on which they rely) may also be the target of malicious attacks from hackers or malware distributors seeking to identify and exploit weaknesses in the software, the DLT and CXAU which could result in the loss or theft of CXAU. If such attacks occur or security is compromised, this could expose us to liability and reputational harm and could seriously curtail the utilization of the DLT and CXAU, resulting in users reducing their use of the DLT or stopping using the DLT altogether, which could have a material adverse effect on our business, financial condition and results of operations.

Although the Company intends to implement various security measures to minimize such risk of loss, damage, and theft, it cannot guarantee such implementation or the prevention of any such loss, damage, or theft, whether caused intentionally, accidentally, or by an act of God.

Some market participants may oppose the development of distributed ledger or blockchain-based systems like those central to the Company’s commercial mission.

Many participants in the global securities and commodities trading market, many of which have significantly greater resources, including financial resources and political influence, than the Company, may oppose the development of capital markets and commodities systems and processes that utilize distributed ledger and blockchain-based systems. The ability of the Company to operate and achieve its commercial goals could be adversely affected by any actions of any such market participants that result in additional regulatory requirements or other activities that make it more difficult for the Company to operate, which could have a material adverse effect on the Company’s business, financial condition and results of operations.

If the DLT is unable to satisfy data protection, security, privacy, and other government and industry-specific requirements, its growth could be harmed.

There are a number of data protection, security, privacy, and other government- and industry-specific requirements, including those that require companies to notify individuals of data security incidents involving certain types of personal data. Security compromises could harm the Company’s reputation, erode user confidence in the effectiveness of its security measures, negatively impact its ability to attract new users, or cause existing users to stop using the DLT, any of which could adversely affect the Company’s business, financial condition and results of operations.

We may not be able to raise capital as needed to develop the DLT or maintain our operations.

We may need to raise additional funds to support our operations and strategies. Additional financing may not be available to us on favorable terms, if at all. If we cannot raise needed funds on acceptable terms, the Company may not be able to develop and launch the DLT and CXAU or undertake other aspects of its business, which could have a material adverse effect on its business, financial condition and results of operations.

In addition, our actual funding requirements may be greater than those anticipated if certain assumptions turn out to be incorrect. Therefore, you should consider our estimates in light of the following facts:

●	the estimated funding requirements may not reflect sufficient contingency amounts and may increase, perhaps substantially, if the Company is unable to generate revenues in the amount and within the time frame expected or if the Company has unexpected cost increases; and

●	the Company faces many challenges and risks, including those discussed herein.

The gold backing the CXAU may be held by third party custodians, which are out of our control, and could be subject to loss, damage, theft or restriction on access

In the event the CXAU is developed and launched, we intend that it be backed by gold stored securely within a vault, controlled by a custodial trust account through a third party institutional trustee. Any failure by the custodian to properly secure or insure the gold reserves backing the CXAU, resulting in part or all of the gold backing the CXAU being lost, damaged or stolen, or access to such gold being restricted, whether by natural events (such as an earthquake) or human actions (such as a terrorist attack), could result in a decrease in the value of the CXAU, which could expose the Company to liability and reputational harm and seriously curtail the utilization of the DLT, which could have a material adverse effect on our business, financial condition, or results of operations.

Furthermore, In the event that part or all of gold backing the CXAU is lost, damaged or stolen, or access to such gold is restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack).

Changes in general economic and business conditions, internationally, nationally and in the markets in which we operate, could have an adverse effect on our business, financial condition, or results of operations.

Our operating results may be subject to factors which are outside of our control, including changes in general economic and business conditions, internationally, nationally and in the markets in which we operate. Such factors could have a material adverse effect on our business, financial condition, or results of operations.

In addition, disruptions in the credit and financial markets, declines in consumer confidence, increases in unemployment, declines in economic growth and uncertainty about earnings could have a significant negative impact on the U.S. and global financial and credit markets and the overall economy. Such events could have an adverse impact on financial institutions resulting in limited access to capital and credit for many companies. Furthermore, economic uncertainties make it very difficult to accurately forecast and plan future business activities. Changes in economic conditions, changes in financial markets, deterioration in the capital markets or other factors could have an adverse effect on the financial position, revenues, results of operations and cash flows of the Company and could materially adversely affect our business, financial condition and results of operations.

Our results of operations will significantly rely on our team of managers, advisors, and technical staff.

The successful operation and development of our business will be dependent in primarily upon the operating and management skills of our managers, advisors, and technical staff. The loss of the services of any one of our personnel could have a material adverse impact on our ability to realize our objectives, including the ability to develop and launch the DLT and CXAU, which could have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Proprietary Technologies

If we fail to protect our intellectual property and proprietary rights, we could lose our ability to compete.

Our intellectual property and proprietary rights are essential to our ability to remain competitive and successful in the development of our products and our business, including the DLT and CXAU. We expect to rely on a combination of patent, trademark, copyright, and trade secret laws as well as confidentiality agreements and procedures, non-competition agreements, and other contractual provisions to protect our intellectual property, other proprietary rights, and our brand. Our intellectual property rights may be challenged, invalidated or circumvented by third parties. We may not be able to prevent the unauthorized disclosure or use of our technical knowledge or other trade secrets by employees or competitors. If we do not adequately protect our intellectual property or proprietary rights, our competitors could use it to enhance their products, compete against us, and take our market share. Our inability to adequately protect our intellectual property could adversely affect the Company’s business, financial condition and results of operations.

Other companies may claim that we infringe their intellectual property.

We do not believe that our technologies infringe, or will infringe, on the proprietary rights of any third party, but claims of infringement are becoming increasingly common and third parties may assert infringement claims against us in the future. It may be difficult or impossible to identify, prior to receipt of notice from a third party, the trade secrets, patent position or other intellectual property rights of a third party. If any of our products or services, such as the DLT and CXAU if developed and launched, were found to infringe on other parties’ proprietary rights and we are unable to come to terms regarding a license with such parties, we may be forced to modify our products to make them non-infringing or to cease to offer such products altogether, which could adversely affect the Company’s business, financial condition and results of operations.

Risks Related to Use of Blockchain Technology and Crypto Assets

The loss or destruction of a private key required to transfer crypto assets may be irreversible.

The CXAU, if and when issued, may only be transferred with the private key associated with it. To the extent a private key is lost, destroyed, exfiltrated, or otherwise compromised and no backup of the private key is accessible, the holder of the CXAU associated with such private key will be unable to transfer or use the CXAU. Consequently, such CXAU will effectively be lost and will not be replaced.

The further development and acceptance of the Bitcoin network and other crypto asset systems, which represent a new and rapidly changing industry, are subject to a variety of factors that are difficult to evaluate. The slowing or stopping of the development or acceptance of one or more crypto asset networks may adversely affect the success of the DLT and the CXAU.

Digital asset networks, including the Bitcoin network, are a new and rapidly evolving industry and technology. The growth of the crypto asset industry is subject to a high degree of uncertainty. The factors affecting the further development of this industry include, among other things:

●	continued worldwide growth in the adoption and use of Bitcoin and other digital assets;

●	government and quasi-government regulation of Bitcoin and other crypto assets and their use, or restrictions on or regulation of access to and operation of the Bitcoin network or similar crypto asset systems;

●	the maintenance and development of the open-source software protocol of various crypt asset networks;

●	changes in consumer demographics and public tastes and preferences;

●	the availability and popularity of other forms or methods of exchange, including new means of using fiat currencies; and

●	general economic conditions and the regulatory environment relating to crypto assets.

A decline in the popularity or acceptance of one or more crypto assets or crypto asset networks may harm the Company. There is no assurance that any crypto asset network, or the service providers necessary to accommodate it, will continue in existence or grow. Furthermore, there is no assurance that the availability of and access to crypto asset service providers will not be negatively affected by government regulation or supply and demand of any given crypto asset.

Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace in comparison to relatively extensive use by speculators, thus contributing to price volatility that could affect holders of the CXAU.

As relatively new products and technologies, crypto assets have only recently become selectively accepted as a means of payment for goods and services by many major retail and commercial outlets, and use of crypto assets by consumers to pay such retail and commercial outlets remains limited. Banks and other established financial institutions may refuse to (i) process funds for crypto asset transactions; (ii) process wire transfers to or from crypto asset exchanges, crypto asset-related companies, or service providers; or (iii) maintain accounts for persons or entities transacting in crypto assets. Conversely, a significant portion of crypto asset demand is generated by speculators and investors seeking to profit from holding or trading crypto assets. Price volatility undermines certain crypto assets’ roles as mediums of exchange. Market capitalization for crypto assets as a medium of exchange and payment may not be accepted by the general public. A lack of expansion of crypto assets into retail and commercial markets, or a contraction of such use, may result in a change in price volatility, which could adversely impact our business, financial condition and results of operations and the development and launch of the DLT and CXAU.

The development of quantum computing crypto assets, along with the cryptography used to protect other financial institutions, may be vulnerable,

Like all cryptographic systems, crypto assets may be vulnerable to quantum computing. Whilst quantum computers have not been proven to exist at the date of the date hereof, in the event that they are invented, crypto assets, along with the cryptography used to protect other financial institutions, may be vulnerable and therefore adversely affected unless steps are taken to secure them against such technologies. If quantum computers are developed it is likely that the Company’s business, financial condition and results of operations may be adversely affected.

Risks Related to Regulatory Environment

The regulatory regime governing blockchain technologies, cryptocurrencies, tokens and token offerings is uncertain, and new regulations or policies may materially adversely affect the development of the DLT and CXAU.

Regulation of tokens, token offerings, cryptocurrencies, blockchain technologies, and distributive ledger technology is currently undeveloped and likely to rapidly evolve, varies significantly among international, federal, state, and local jurisdictions, and is subject to significant uncertainty. Various legislative and executive bodies in the United States and in other countries may in the future adopt laws, regulations, guidance, or other actions, which could severely impact the development, launch and growth of the DLT or other platforms that the Company may develop, which could adversely affect the Company’s business, financial condition and results of operations. Failure by the Company to comply with any laws, rules, and regulations, some of which could not exist yet or are subject to interpretation and may be subject to change, could result in a variety of adverse consequences, including civil penalties and fines.

As blockchain networks and assets have grown in popularity and market size, federal and state agencies have begun to take interest in, and in some cases regulate, their use and operation. The SEC has taken various actions against persons or entities misusing crypto assets in connection with fraudulent schemes (i.e., Ponzi scheme), inaccurate and inadequate publicly disseminated information and the use of unregistered securities. The Commodity Futures Trading Commission (“CFTC”), likewise, has determined that bitcoin and other virtual currencies can be treated as commodities under the Commodities Exchange Act (“CEA”), and, based on this determination, the CFTC has applied CEA provisions and CFTC regulations that apply to transactions in commodity options and swaps to the conduct of a bitcoin derivatives trading platform.

Local state regulators such as the New York State Department of Financial Services, Texas, New Hampshire, North Carolina, and Washington have also initiated examinations of crypto assets, blockchain networks, and the regulation thereof, or otherwise amended existing regulatory regimes to include crypto assets and networks within the scope of their purview.

Crypto assets currently faces an uncertain regulatory landscape in not only the United States but also in many foreign jurisdictions such as the European Union, China, and Russia. Various foreign jurisdictions may, in the near future, adopt laws, regulations, or directives that could adversely affect the DLT and CXAU. Such laws, regulations, or directives may conflict with those of the United States or may directly and negatively impact our business, financial condition and results of operations. The effect of any future regulatory change is impossible to predict, but such change could be substantial and materially adverse to the development, launch and growth of the DLT and CXAU.

To the extent that future regulatory actions or policies limit the ability to exchange certain crypto assets or utilize them for payments, the demand for such assets will be reduced, therefore potentially adversely affecting the viability of the DLT and CXAU. Furthermore, regulatory actions may limit the ability of end-users to convert crypto assets into fiat currency (e.g., U.S. Dollars) or use them to pay for goods and services. Similarly, regulatory actions could prevent the Company from accessing, purchasing, selling, or transferring crypto assets, and could result in a loss of funds and/or the inability of the Company to operate, therefore affecting the viability of the DLT and CXAU.

It may be illegal now, or in the future, to acquire, own, hold, sell, or use crypto assets in one or more countries, and ownership of, holding, or trading of crypto assets, such as the CXAU if developed and launched may be considered illegal and subject to sanction.

One or more countries such as China and Russia may take regulatory actions in the future that severely restricts the right to acquire, own, hold, sell, or use certain (or all) crypto assets or to exchange them for fiat currency. Such an action may also result in the restriction of ownership, holding, or trading, in the CXAU. Such a restriction could adversely affect the development of an active trading market for the CXAU, and the Company’s business, financial condition and results of operations.

Risks Related to the Shares

There is no public market for the Shares.

We cannot assure you that a public offering will occur in the future or that a public market for the Shares will develop. We have not registered the sale of Shares under the Securities Act or any state securities laws. The securities offered hereby are highly illiquid, have no current or anticipated future public market and are not transferable except in accordance with the Securities Act. You may be required to retain the investment in the Shares indefinitely. Each Subscriber of the Shares is required to represent that the Shares are being acquired for their own account, for investment purposes only, and not with a view to resale. Consequently, the Shares may not be resold or otherwise transferred unless they are subsequently registered under applicable securities laws or an exemption therefrom is available. In view of these and other limitations to the transfer of the Shares as described herein, the Shares should be considered an illiquid investment which may need to be held indefinitely. Accordingly, any Subscriber may not be able to liquidate his, her or its investment in the Company in the event of an emergency or for any other reasons, and the Shares. Limitations on the transfer of the Shares may also adversely affect the price that a Subscriber might be able to obtain for such securities in a private sale.

The price of the Common Stock has been determined without a third party valuation or fairness opinion.

We have set the price of Shares based on our determination of the value of our Company without the benefit of any third party valuation or fairness opinion or review. We can give no assurance that our valuation of our Company is accurate, fair or reasonable. You must make your own determination as to the accuracy, fairness or reasonableness of the price of the Shares.

No governmental entity has evaluated our securities.

No federal or state commission, department or agency has made any evaluation, finding, recommendation or endorsement with respect to the Shares.

ANNEX D

Capitalization

The following table sets forth information with respect to the Company’s authorized and outstanding capital stock, on a fully diluted basis, as of the date of the Subscription Agreement and after giving effect to the Offering.

Company Shares	Prior to the Offering	Following the Offering
Total authorized capital stock	700,000,000	700,000,000
Total shares issued and outstanding	18,951,277	21,981,580